UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Patterson-UTI Energy, Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. June 08, 2011 Meeting Information PATTERSON-UTI ENERGY, INC. Meeting Type: Annual Meeting <mtgtype> For holders as of: April 11, 2011 <recdate> Date: June 08, 2011 Time: 10:00 AM CDT <mtgtime> Location: Hilton Houston North Hotel 12400 Greenspoint Drive Houston, TX 77060 You are receiving this communication because you hold PATTERSON-UTI ENERGY, INC. shares in the above named company. 450 GEARS ROAD, SUITE 500 HOUSTON, TX 77067 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). R1.0.0.11699 We encourage you to access and review all of the important information contained in the proxy materials before voting. _1 See the reverse side of this notice to obtain 0000103964 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods R1.0.0.11699 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special _2 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. 0000103964 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Mark S. Siegel 02 Kenneth N. Berns 03 Charles O. Buckner 04 Curtis W. Huff 05 Terry H. Hunt 06 Kenneth R. Peak 07 Cloyce A. Talbott The Board of Directors recommends you vote FOR proposals 2 and 3. 2 Approval of the material terms of the performance criteria under Patterson-UTI’s Long-Term Incentive Plan. 3 Approval of an advisory resolution on executive compensation. The Board of Directors recommends you vote 1 YEAR on the following proposal: 4 Advisory vote on the frequency of future advisory votes on executive compensation. The Board of Directors recommends you vote FOR the following proposal: 5 Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Patterson-UTI for the fiscal year ending December 31, 2011. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. R1.0.0.11699 _3 0000103964

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